Exhibit 3.13

Delaware

The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED ARE TRUE AND CORRECT COPIES OF ALL DOCUMENTS ON FILE OF “EP ENERGY MANAGEMENT, L.L.C.” AS RECEIVED AND FILED IN THIS OFFICE.

THE FOLLOWING DOCUMENTS HAVE BEEN CERTIFIED:

CERTIFICATE OF INCORPORATION, FILED THE TWENTIETH DAY OF APRIL, A.D. 1964, AT 10 O’CLOCK A.M.

CERTIFICATE OF OWNERSHIP, FILED THE TWENTY-SEVENTH DAY OF APRIL, A.D. 1964, AT 10 O’CLOCK A.M.

CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM “COASTAL STATES ENTERPRISES, INC.” TO “GAS PRODUCING ENTERPRISES, INC.”, FILED THE THIRTEENTH DAY OF FEBRUARY, A.D. 1969, AT 10 O’CLOCK A.M.

CERTIFICATE OF OWNERSHIP, FILED THE FIFTEENTH DAY OF DECEMBER, A.D. 1977, AT 10 O’CLOCK A.M.

CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM “GAS PRODUCING ENTERPRISES, INC.” TO “COASTAL OIL & GAS CORPORATION”, FILED THE SEVENTH DAY OF MARCH, A.D. 1980, AT 10 O’CLOCK A.M.

CERTIFICATE OF AMENDMENT, FILED THE FOURTEENTH DAY OF OCTOBER, A.D. 1983, AT 3 O’CLOCK P.M.

/s/ Jeffrey W. Bullock
Jeffrey W. Bullock, Secretary of State
0610204 8100H	AUTHENTICATION: 9768670

120919780	DATE: 08-09-12

You may verify this certificate online

at corp.delaware.gov/authver.shtml

1

Delaware

The First State

CERTIFICATE OF OWNERSHIP, FILED THE THIRD DAY OF JANUARY, A.D. 1984, AT 10 O’CLOCK A.M.

CERTIFICATE OF AMENDMENT, FILED THE SECOND DAY OF APRIL, A.D. 1985, AT 8:30 O’CLOCK A.M.

CERTIFICATE OF OWNERSHIP, FILED THE THIRTY-FIRST DAY OF DECEMBER, A.D. 1985, AT 10 O’CLOCK A.M.

CERTIFICATE OF OWNERSHIP, FILED THE THIRTY-FIRST DAY OF DECEMBER, A.D. 1987, AT 10 O’CLOCK A.M.

CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM “COASTAL OIL & GAS CORPORATION” TO “EL PASO PRODUCTION OIL & GAS COMPANY”, FILED THE NINTH DAY OF MARCH, A.D. 2001, AT 11 O’CLOCK A.M.

CERTIFICATE OF MERGER, FILED THE THIRTY-FIRST DAY OF OCTOBER, A.D. 2002, AT 10 O’CLOCK A.M.

CERTIFICATE OF MERGER, FILED THE TWENTY-SEVENTH DAY OF AUGUST, A.D. 2003, AT 10:19 O’CLOCK A.M.

AND I DO HEREBY FURTHER CERTIFY THAT THE EFFECTIVE DATE OF THE AFORESAID CERTIFICATE OF MERGER IS THE THIRTY-FIRST DAY OF AUGUST, A.D. 2003.

CERTIFICATE OF OWNERSHIP, FILED THE TWENTY-SEVENTH DAY OF

/s/ Jeffrey W. Bullock
Jeffrey W. Bullock, Secretary of State
0610204 8100H	AUTHENTICATION: 9768670

120919780	DATE: 08-09-12

You may verify this certificate online

at corp.delaware.gov/authver.shtml

2

Delaware

The First State

AUGUST, A.D. 2003, AT 10:26 O’CLOCK A.M.

AND I DO HEREBY FURTHER CERTIFY THAT THE EFFECTIVE DATE OF THE AFORESAID CERTIFICATE OF OWNERSHIP IS THE THIRTY-FIRST DAY OF AUGUST, A.D. 2003.

CERTIFICATE OF MERGER, FILED THE TWENTY-SIXTH DAY OF SEPTEMBER, A.D. 2003, AT 9:15 O’CLOCK A.M.

AND I DO HEREBY FURTHER CERTIFY THAT THE EFFECTIVE DATE OF THE AFORESAID CERTIFICATE OF MERGER IS THE THIRTIETH DAY OF SEPTEMBER, A.D. 2003.

RESTATED CERTIFICATE, FILED THE SEVENTEENTH DAY OF JUNE, A.D. 2004, AT 12:08 O’CLOCK P.M.

CERTIFICATE OF MERGER, FILED THE TWENTY-EIGHTH DAY OF DECEMBER, A.D. 2005, AT 9:27 O’CLOCK P.M.

AND I DO HEREBY FURTHER CERTIFY THAT THE EFFECTIVE DATE OF THE AFORESAID CERTIFICATE OF MERGER IS THE THIRTY-FIRST DAY OF DECEMBER, A.D. 2005, AT 9:30 O’CLOCK A.M.

CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM “EL PASO PRODUCTION OIL & GAS COMPANY” TO “EL PASO EXPLORATION & PRODUCTION MANAGEMENT, INC.”, FILED THE NINTH DAY OF JUNE, A.D. 2006, AT 9:08 O’CLOCK P.M.

/s/ Jeffrey W. Bullock
Jeffrey W. Bullock, Secretary of State
0610204 8100H	AUTHENTICATION: 9768670

120919780	DATE: 08-09-12

You may verify this certificate online

at corp.delaware.gov/authver.shtml

3

Delaware

The First State

AND I DO HEREBY FURTHER CERTIFY THAT THE EFFECTIVE DATE OF THE AFORESAID CERTIFICATE OF AMENDMENT IS THE THIRTIETH DAY OF JUNE, A.D. 2006, AT 10:45 O’CLOCK A.M.

CERTIFICATE OF MERGER, FILED THE THIRTIETH DAY OF JUNE, A.D. 2010, AT 5:47 O’CLOCK P.M.

CERTIFICATE OF CONVERSION, CHANGING ITS NAME FROM “EL PASO EXPLORATION & PRODUCTION MANAGEMENT, INC.” TO “EP ENERGY MANAGEMENT, L.L.C.”, FILED THE TWENTY-FIRST DAY OF MAY, A.D. 2012, AT 4:39 O’CLOCK P.M.

AND I DO HEREBY FURTHER CERTIFY THAT THE EFFECTIVE DATE OF THE AFORESAID CERTIFICATE OF CONVERSION IS THE TWENTY-FOURTH DAY OF MAY, A.D. 2012, AT 12:01 O’CLOCK A.M.

CERTIFICATE OF FORMATION, FILED THE TWENTY-FIRST DAY OF MAY, A.D. 2012, AT 4:39 O’CLOCK P.M.

AND I DO HEREBY FURTHER CERTIFY THAT THE EFFECTIVE DATE OF THE AFORESAID CERTIFICATE OF FORMATION IS THE TWENTY-FOURTH DAY OF MAY, A.D. 2012, AT 12:01 O’CLOCK A.M.

AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CERTIFICATES ARE THE ONLY CERTIFICATES ON RECORD OF THE AFORESAID LIMITED LIABILITY COMPANY, “EP ENERGY MANAGEMENT,

/s/ Jeffrey W. Bullock
Jeffrey W. Bullock, Secretary of State
0610204 8100H	AUTHENTICATION: 9768670

120919780	DATE: 08-09-12

You may verify this certificate online

at corp.delaware.gov/authver.shtml

4

Delaware

The First State

L.L.C.”.

/s/ Jeffrey W. Bullock
Jeffrey W. Bullock, Secretary of State
0610204 8100H	AUTHENTICATION: 9768670

120919780	DATE: 08-09-12

You may verify this certificate online

at corp.delaware.gov/authver.shtml

5

CERTIFICATE OF INCORPORATION

OF

COASTAL STATES ENTERPRISES, INC.

RECEIVED & FILED

APR 20 1964  10 A M

/s/ Secretary of State
SECRETARY OF STATE

6100-4

CERTIFICATE OF INCORPORATION

OF

COASTAL STATES ENTERPRISES, INC.

FIRST. The name of the corporation is COASTAL STATES ENTERPRISES, INC.

SECOND. Its principal office in the State of Delaware is located at No. 100 West Tenth Street, in the City of Wilmington, County of Net Castle. The name and address of its resident agent is The Corporation Trust Company, No. 100 West Tenth Street, Wilmington 99, Delaware.

THIRD. The nature of the business, or objects or purposes to be transacted, promoted or carried on are:

To buy, sell and operate business establishments and to act as agent for individuals, corporations, business establishments of any kind or character in the purchase or sale of business establishments, including sole proprietor-ships, partnerships, corporations and any other business organization.

To manufacture, purchase or otherwise acquire, invest in, own, mortgage, pledge, sell, assign and transfer or otherwise dispose of, trade, deal in and deal with goods, wares and merchandise and personal property of every class and description.

To acquire, and pay for in cash, stock or bonds of this corporation or otherwise, the good will, rights, assets and property, and to undertake or assume the whole or any part of the obligations or liabilities of any person, firm, association or corporation.

To acquire, hold, use, sell, assign, lease, grant licenses in respect of, mortgage or otherwise dispose of letters patent of the United States or any foreign country, patent rights, licenses and privileges, inventions, improvements and processes, copyrights, trade-marks and trade names, relating to or useful in connection with any business of this corporation.

To acquire by purchase, subscription or otherwise, and to receive, hold, own, guarantee, sell, assign, exchange, transfer, mortgage, pledge or otherwise dispose of or deal in and with any of the shares of the capital stock, or any voting trust certificates in respect of the shares of capital stock, scrip, warrants, rights, bonds, debentures, notes, trust receipts, and other securities, obligations, choses in action and evidences of indebtedness or interest issued or created by any corporations, joint stock companies, syndicates, associations, firms, trusts or persons, public or private, or by the government of the United States of America, or by any foreign government, or by any state, territory, province, municipality or other political subdivision or by any governmental agency, and as owner thereof to possess and exercise all the rights, powers and privileges of ownership, including the right to execute consents and vote thereon, and to do any and all acts and things necessary or advisable for the preservation, protection, improvement and enhancement in value thereof.

To enter into, make and perform contracts of every kind and description with any person, firm, association, corporation, municipality, county, state, body politic or government or colony or dependency thereof.

To borrow or raise moneys for any of the purposes of the corporation and, from time to time without limit as to amount, to draw, make, accept, endorse, execute and issue

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promissory notes, drafts, bills of exchange, warrants, bonds, debentures and other negotiable or non-negotiable instruments and evidences of indebtedness, and to secure the payment of any thereof and of the interest thereon by mortgage upon or pledge, conveyance or assignment in trust of the whole or any part of the property of the corporation, whether at the time owned or thereafter acquired, and to sell, pledge or otherwise dispose of such bonds or other obligations of the corporation for its corporate purposes.

To loan to any person, firm or corporation any of its surplus funds, either with or without security.

To purchase, hold, sell and transfer the shares of its own capital stock; provided it shall not use its funds or property for the purchase of its own shares of capital stock when such use would cause any impairment of its capital except as otherwise permitted by law, and provided further that shares of its own capital stock belonging to it shall not be voted upon directly or indirectly.

To have one or more offices, to carry on all or any of its operations and business and without restriction or limit as to amount to purchase or otherwise acquire, hold, own, mortgage, sell, convey or otherwise dispose of, real and personal property of every class and description in any of the states, districts, territories or colonies of the United States, and in any and all foreign countries, subject to the laws of such state, district, territory, colony or country.

In general, to carry on any other business in connection with the foregoing, and to have and exercise all the powers conferred by the laws of Delaware upon corporations formed under the General Corporation Law of the State

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of Delaware, and to do any or all of the things hereinbefore set forth to the same extent as natural persons might or could do.

The objects and purposes specified in the fore-going clauses shall, except where otherwise expressed, be in nowise limited or restricted by reference to, or inference from, the terms of any other clause in this certificate of incorporation, but the objects and purposes specified in each of the foregoing clauses of this article shall be regarded as independent objects and purposes.

FOURTH. The total number of shares of stock which the corporation shall have authority to issue is five hundred (500) and the par value of each of such shares is One Thousand Dollars ($1,000.00) amounting in the aggregate to Five Hundred Thousand Dollars ($500,000.00).

FIFTH. The minimum amount of capital with which the corporation will commence business is One Thousand Dollars ($1,000.00).

SIXTH. The names and places of residence of the incorporators are as follows:

NAMES	RESIDENCES
S. H. Livesay	Wilmington, Delaware
F. J. Obara, Jr.	Wilmington, Delaware
A. D. Grier	Wilmington, Delaware

SEVENTH. The corporation is to have perpetual existence.

EIGHTH. The private property of the stockholders shall not be subject to the payment of corporate debts to any extent whatever.

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NINTH. In furtherance and not in limitation of the powers conferred by statute, the board of directors is expressly authorized:

To make, alter or repeal the by-laws of the corporation.

To authorize and cause to be executed mortgages and liens upon the real and personal property of the corporation.

To set apart out of any of the funds of the corporation available for dividends a reserve or reserves for any proper purpose and to abolish any such reserve in the manner in which it was created.

By resolution passed by a majority of the whole board, to designate one or more committees, each committee to consist of two or more of the directors of the corporation, which, to the extent provided in the resolution or in the by-laws of the corporation, shall have and may exercise the powers of the board of directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it. Such committee or committees shall have such name or names as may be stated in the by-laws of the corporation or as may be determined from time to time by resolution adopted by the board of directors.

When and as authorized by the affirmative vote of the holders of a majority of the stock issued and outstanding having voting power given at a stockholders’ meeting duly called for that purpose, or when authorized by the written consent of the holders of a majority of the voting stock issued and outstanding, to sell, lease or exchange all

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of the property and assets of the corporation, including its good will and its corporate franchises, upon such terms and conditions and for such consideration, which may be in whole or in part shares of stock in, and/or other securities of, any other corporation or corporations, as its board of directors shall deem expedient and for the best interests of the corporation.

TENTH. Whenever a compromise or arrangement is proposed between this corporation and is creditors or any class of them and/or between this corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this corporation or of any creditor or stockholder thereof, or on the application of any receiver or receivers appointed for this corporation under the provisions of section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this corporation under the provisions of section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the

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creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this corporation, as the case may be, and also on this corporation.

ELEVENTH. No contract or other transactions between the corporation and any other corporation, firm or individual shall be affected or invalidated by the fact that any one or more of the directors or officers of this corporation is or are interested in or is a director or officer of such other corporation, or a member of such firm, and any director or officer, individually or jointly, may be a party to or may be interested in any contract, or transaction, of this corporation or in which this corporation is interested, and no contract, act or transaction of this corporation with any person or persons, firms or corporations, shall be affected or invalidated by the fact that any director or officer of this corporation is a party to or interested in such contract, act or transaction, or in any way connected with such person or persons, firm or corporation, and each and every person who may become a director or officer of this corporation is hereby relieved from any liability that might otherwise exist from contracting with the corporation for the benefit of himself or any firm or corporation in which he may be in anywise interested.

TWELFTH. Meetings of stockholders may be held outside the State of Delaware, if the by-laws so provide. The books of the corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the board of directors or in the by-laws of

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the corporation. Elections of directors need not be by ballot unless the by-laws of the corporation shall so provide.

THIRTEENTH. The corporation reserves the right to amend, alter, change or repeal any provision contained in this certificate of incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

WE, THE UNDERSIGNED, being each of the incorporators hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this certificate, hereby declaring and certifying that the facts herein stated are true, and accordingly have hereunto set our hands and seals this 20th day of April A.D. 1964.

/s/ Authorized Person

8

STATE OF DELAWARE

SS.

COUNTY OF NEW CASTLE

BE IT REMENBERED that on this 20th day of April A.D. 1964, personally came before me, a Notary Public for the State of Delaware, S. H. Livesay, F. J. Obara, Jr. and A. D. Grier all of the parties to the foregoing certificate of incorporation, known to me personally to be such, and severally acknowledged the said certificate to be the act and deed of the signers respectively and that the facts therein stated are truly set forth.

GIVEN under my hand and seal of office the day and year aforesaid.

/s/ Authorized Notary
Notary Public

9

CERTIFICATE OF OWNERSHIP

OF

COASTAL STATES ENTERPRISES, INC. (TEXAS)

MERGING INTO:

COASTAL STATES ENTERPRISES, INC. (DEL.)

6102-4

RECEIVED & FILED

APR 27 1964 10 A.M.

/s/ Secretary of State
SECRETARY OF STATE

CERTIFICATE OF OWNERSHIP AND MERGER

MERGING

COASTAL STATES ENTERPRISES, INC., incorporated in Texas

INTO

COASTAL STATES ENTERPRISES, INC., incorporated in Delaware

*** *** ***

COASTAL STATES ENTERPRISES, INC., a corporation organized and existing under the laws of Delaware,

DOES HEREBY CERTIFY:

FIRST: That this corporation was incorporated on the 22nd day of April, 1964, pursuant to the Delaware Corporation Law of the State of Delaware.

SECOND: That this corporation owns all of the outstanding shares of the common stock of COASTAL STATES ENTERPRISES, INC., a corporation incorporated on the 7th day of May, 1962, pursuant to the Texas Corporation Law of the State of Texas.

THIRD: That this corporation, by the following resolutions of its Board of Directors, July adopted at a meeting held on the 23rd day of April, 1964, determined to and did merge into itself said COASTAL STATES ENTERPRISES, INC., incorporated in Texas:

RESOLVED, that COASTAL STATES ENTERPRISES, INC., incorporated in Delaware, merge, and it hereby does merge into itself said COASTAL STATES ENTERPRISES, INC., incorporated in Texas, and assumes all of its obligations; and

FURTHER RESOLVED, that the proper officers of this corporation be and they hereby are directed to make and execute, under the corporate seal of this corporation, a Certificate of Ownership and Merger setting forth a copy of the resolutions to merge said COASTAL STATES ENTERPRISES, INC., incorporated in Texas, and assume its liabilities and obligations, and the date of adoption thereof, and to cause the same to be filed, in the manner provided by law, and to do all acts and things whatsoever, whether within or without the State of Delaware, which may be in anywise necessary or proper to effect said merger.

FURTHER RESOLVED, that the merger shall be effective upon filing with the Secretary of State of Delaware and upon recording a certified copy in the office of the Recorder of Deeds of New Castle County.

IN WITNESS WHEREOF, said COASTAL STATES ENTERPRISES, INC., incorporated in Delaware, has caused its corporate seal to be affixed and this certificate to be signed by M. T. Arnold, its Vice President, and Ellis M. Brown, its Secretary, this 24th day of April, A. D. 1964.

COASTAL STATES ENTERPRISES, INC.
Incorporated in Delaware

By	/s/ M T. Arnold
Vice President

By	/s/ Ellis M. Brown
Secretary

STATE OF TEXAS	$

COUNTY OF NUECES	$

BE IT REMEMBERED that on this 24th day of April, 1964, personally came before me, Authorized Notary, a Notary Public in and for the County and State aforesaid, M. T. Arnold, Vice President of COASTAL STATES ENTERPRISES, INC., a corporation of the State of Delaware, the corporation described in and which executed the foregoing certificate, known to me personally to be such, and he, the said M T. Arnold as such Vice President, duly executed said certificate before me and acknowledged the said certificate to be his act and deed and the act and deed of said corporation; that the signatures of the said Vice President and of the Secretary of said corporation to said foregoing certificate are in the handwriting of the said Vice President and Secretary of said corporation, respectively, and that the seal affixed to said certificate is the common or corporate seal of said corporation.

IN WITNESS WHEREOF, I have hereunto set my hand and seal of office the day and year aforesaid.

[SEAL]	/s/ Authorized Notary
Notary Public

CERTIFICATE OF AMENDMENT

OF

COASTAL STATES ENTERPRISES, INC.

6102-4

FILED

FEB 13 1969 10 AM

/s/ Secretary of State
SECRETARY OF STATE

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

* * * * * * * *

COASTAL STATES ENTERPRISES, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware

DOES HEREBY CERTIFY:

FIRST: That at a meeting of the Board of Directors of said corporation, duly held and convened on February 7, 1969, resolutions were adopted proposing and declaring advisable the following amendments to the certificate of incorporation of said corporation:

I.

RESOLVED: That the Certificate of Incorporation of Coastal States Enterprises, Inc. be amended by changing Article FIRST, so that as so amended said Article FIRST shall be, and read in its entirety, as follows:

“FIRST. The name of the Corporation is GAS PRODUCING ENTERPRISES, INC.”

II.

RESOLVED: That the Certificate of Incorporation of COASTAL STATES ENTERPRISES, INC. be amended by changing Article THIRD, so that as so amended said Article THIRD shall be, and read in its entirety, as follows:

“THIRD. The nature of the business or objects or purposes to be transacted, promoted or carried on are:

“To mine for, prospect for, drill for, produce, store, buy or in any manner acquire, refine, manufacture into its several products and to sell, market, distribute and transport petroleum and its products and by-products; to mine for, prospect for, drill for, produce, manufacture, store, buy or in any manner acquire, and to market, sell, transport, and distribute natural gas and/or artificial gas and/or liquified petroleum gas and any by-products and residual products thereof, and to own, hold, maintain and operate and to sell, exchange, lease, encumber or in any manner dispose of works, buildings, pipe lines, mains, gathering systems, distribution systems, machinery, appliances, apparatus, facilities, rights, privileges, franchises, ordinances and all such real and personal property as may be necessary, useful or convenient in the production, acquisition, manufacture, storage, transportation, sale and marketing of petroleum natural gas and artificial gas, or any of them, and the products or by-products thereof.

“To acquire, by purchase or otherwise, construct, lease, let, own, hold, sell, convey, equip, maintain, operate and otherwise deal in and with pipe lines, cars, vessels, tanks, tramways, refineries, reduction plants and any and all other conveyances, appliances and apparatus for storing, transporting, distributing, marketing, manufacturing, distilling, refining, reducing, preparing or otherwise dealing in and with petroleum, gas, gasoline, asphaltum, and any and all other minerals, metals, ores, the products and by-products thereof and mineral substances, products and by-products thereof.

“To acquire, own, construct, erect, lay down, manage, maintain, operate, enlarge, alter, work and use all such lands, interests in land, buildings, easements, gas, electric and other works, machinery, plant stock, pipes, lamps, maters, fittings, motors, apparatus, appliances, materials and things, and to supply all such materials, products and things as may be necessary, incident or convenient in connection with the production, use, storage, regulation, purification, measurement, supply and distribution of any of the products of the Corporation.

“To obtain the grant of, purchase, lease, or otherwise acquire any concessions, leases, rights, options, patents, privileges, lands and interests therein, rights of way, sites, properties, undertakings or businesses, or any right, option or contract in relation thereto, and to perform, carry out and fulfill the terms and conditions thereof, and to carry the same into effect, and to develop, maintain, lease, sell, transfer, dispose of in whole or in part and otherwise deal with the same.

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“To transact any manufacturing or mining business, and to purchase and sell goods, wares and merchandise used for such business.

“To store, transport, buy and sell oil, gas, salt, brine and other mineral solutions and liquified minerals; also sand and clay for the manufacture and sale of clay products.

“To establish and maintain an oil and gas business with authority to contract for the lease and purchase of the right to prospect for, develop and use coal and other minerals, petroleum and gas; also the right to erect, build and own all necessary oil tanks, cars and pipes necessary for the operation of the business of the same.

“To establish and maintain a drilling business, with authority to own and operate drilling rigs, machinery, tools and apparatus necessary in the boring, or otherwise sinking of wells in the production of oil, gas, or water, or either, and the purchase and sale of such goods, wares and merchandise used for such business.

“To purchase, take, lease as lessee or otherwise acquire, to own, use, improve and maintain, and to sell, convey, mortgage, pledge, lease as [ILLEGIBEL] dispose of uranium, vanadium, oil, gas and mineral lands, lands and real estate of all kinds, and the uranium, vanadium, oil, gas and mineral rights and interests in lands; to produce therefrom oil, gas, minerals, elements, deposits and substances of all kinds including solids, liquids and gases and to develop and exploit said lands, rights and interests; to develop such lands, rights and interests by, and to enter into and execute contracts for the drilling of wells and the installation of plants, machinery and equipment, and to dispose of the products therefrom either as a raw product or otherwise; to refine and reduce said products, to prepare said products for market and to manufacture from said products any and all marketable commodities.

“To purchase and sell goods, wares and merchandise.

“To manufacture, purchase or otherwise acquire, invest in, own, mortgage, pledge, sell, assign and transfer or otherwise dispose of, trade, deal in and deal with goods, wares and merchandise and personal property of every class and description.

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“To acquire and pay for in cash, stock or bonds of this corporation or otherwise, the good will, rights, assets and property, and to undertake or assume the whole or any part of the obligations or liabilities of any person, firm, association or corporation.

“To acquire, hold, use, sell, assign, lease, grant licenses in respect of, mortgage, or otherwise dispose of letters patent of the United States or any foreign country, patent rights, licenses and privileges, inventions, improvements and processes, copyrights, trademarks and trade names, relating to or useful in connection with any business of this corporation.

“To acquire by purchase, subscription or otherwise, and to receive, hold, own, guarantee, sell, assign, exchange, transfer, mortgage, pledge or otherwise dispose of or deal in and with any of the shares of the capital stock, or any voting trust certificates in respect of the shares of capital stock, scrip, warrants, rights, bonds, debentures, notes, trust receipts, and other securities, obligations, choses in action and evidences of indebtedness or interest issued or created by any corporations, joint stock companies, syndicates, associations, firms, trusts or persons, public or private, or by the government of the United States of America, or by any foreign government, or by any state, territory, province, municipality or other political subdivision or by any governmental agency, and as owner thereof to possess and exercise all the rights, powers and privileges of ownership, including the right to execute consents and vote thereon, and to do any and all acts and things necessary or advisable for the preservation, protection, improvement and enhancement in value thereof.

“To enter into, make and perform contracts of every kind and description with any person, firm, association, corporation, municipality, county, state, body politic or government or colony or dependency thereof.

“To borrow or raise moneys for any of the purposes of the corporation and, from time to time, without limit as to amount to draw, make, accept, endorse, execute and issue promissory notes, drafts, bills of exchange, warrants, bonds, debentures and other negotiable or non-negotiable instruments and evidences of indebtedness, and to secure the payment of

4

any thereof and of the interest thereon by mortgage upon or pledge, conveyance or assignment in trust of the whole or any part of the property of the corporation, whether at the time owned or thereafter acquired, and to sell, pledge or otherwise dispose of such bonds or other obligations of the corporation for its corporate purposes.

“To loan to any person, firm or corporation any of its surplus funds, either with or without security.

“To purchase, hold, sell and transfer the shares of its own capital stock; provided it shall not use its funds or property for the purchase of its own shares of capital stock when such use would cause any impairment of its capital except as otherwise permitted by law, and provided further that shares of its own capital stock belonging to it shall not be voted upon directly or indirectly.

“To have one or more offices, to carry on all or any of its operations and business and without restriction or limit as to amount to purchase or otherwise acquire, hold, own, mortgage, sell, convey, or otherwise dispose of real and personal property of every class and description in any of the States, Districts, Territories or Colonies of the United States, and in any and all foreign countries, subject to the laws of such State, District, Territory, Colony or Country.

“In general, to carry on any other business in connection with the foregoing, and to have and exercise all the powers conferred by the laws of Delaware upon corporations formed under the General Corporation Law of the State of Delaware, and to do any or all of the things herein-before set forth to the same extent as natural persons might or could do.

“The objects and purposes specified in the foregoing clauses shall, except where otherwise expressed, be in nowise limited or restricted by reference to, or inference from, the terms of any other clause in this certificate of incorporation, but the objects and purposes specified in each of the foregoing clauses of this article shall be regarded as independent objects and purposes.”

SECOND: That said amendments have been consented to and authorized by the holder of all of the issued and outstanding stock of said Corporation, entitled to vote, by a written consent given in accordance with the provisions

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of Section 228 of the General Corporation Law of Delaware, and filed with the permanent records of the corporation.

THIRD: That the said amendments were duly adopted in accordance with the applicable provisions of Sections 242 and 228 of the General Corporation Law of Delaware.

FOURTH: That the capital of the corporation will not be reduced under or by reason of said amendments.

IN WITNESS WHEREOF, said COASTAL STATES ENTERPRISES, INC. has caused its corporate seal to be hereunto affixed and this certificate to be signed by George L. Brundrett, Jr., its Vice President, and attested by Leroy Taylor, its Secretary, this 7th day of February, 1969.

COASTAL STATES ENTERPRISES, INC.
Coastal Enterprises, Inc.

Corporate Seal			By	/s/ George L. Brundrett, Jr.
Delaware				Vice President
[SEAL]

ATTEST:

	By	/s/ Leroy Taylor
Secretary

STATE OF TEXAS	$

COUNTY OF NUECES	$

BE IT REMEMBERED that on this 7th day of February, 1969, personally came before me a Notary Public in and for the County and State aforesaid, George L. Brundrett, Jr., Vice President of COASTAL STATES ENTERPRISES, INC., a corporation of the State of Delaware, and he duly executed said certificate before me and acknowledged the said certificate to be his act and deed and the act and deed of said corporation, and that the facts stated therein are true; and that the seal affixed to said certificate and attested by the Secretary of said corporation is the common or corporate seal of said corporation.

IN WITNESS WHEREOF, I have hereunto set my hand and seal of office the day and year aforesaid.

/s/ Authorized Notary
Notary Public in and for Nueces County
TEXAS

My commission expires June 1, 1969

[SEAL]

Notary Public

County of Nueces, Texas.

6

CERTIFICATE OF OWNERSHIP AND MERGER

OF

GAS PRODUCING ENTERPRISES, INC. (DEL.DOM.)

MERGING

COLORADO OIL COMPANY, INC. (DEL.DOM.)

6102-4

FILED

DEC 15 1977 10 AM

/s/ Secretary of State
SECRETARY OF STATE

CERTIFICATE OF OWNERSHIP AND MERGER

MERGING

COLORADO OIL COMPANY, INC.

INTO

GAS PRODUCING ENTERPRISES, INC.

******

GAS PRODUCING ENTERPRISES, INC. a corporation organized and existing under the laws of Delaware,

DOES HEREBY CERTIFY:

FIRST: That this corporation was incorporated on the 20th day of April, 1964, pursuant to the General Corporation Law of the State of Delaware.

SECOND: That this corporation owns all of the outstanding shares of stock of COLORADO OIL COMPANY, INC., a corporation incorporated on the 12th day of November, 1975, pursuant to the General Corporation Law of the State of Delaware.

THIRD: That this corporation, by the following resolutions of its Board of Directors, duly adopted at a meeting held on the 28th day of November, 1977, determined to merge into itself said COLORADO OIL COMPANY, INC.:

RESOLVED, that GAS PRODUCING ENTEPRISES, INC. merge, and it hereby does merge into itself said COLORADO OIL COMPANY, INC., and assumes all of its obligations; and further

RESOLVED, that the merger shall become effective at the close of business on December 31, 1977; and further

RESOLVED, that the proper offices of this corporation be and they hereby are directed to make and execute a Certificate of Ownership and Merger setting forth a copy of the resolutions to merge said COLORADO OIL COMPANY, INC., into this corporation and assume its liabilities and obligations, and the date of adoption thereof, and to cause the same to be filed with the Secretary of State of Delaware and a certified copy recorded in the office of the Recorder of Deeds of New Castle County, Delaware, and to do all acts and things whatsoever, whether within or without the State of Delaware, which may be in anywise necessary or proper to effect said merger.

IN WITNESS WHEREOF, said GAS PRODUCING ENTERPRISES, INC. has caused this certificate to be signed by AUSTIN M. O’TOOLE, its Vice President and attested by W. J. KNIGHT, JR., its Assistant Secretary, this 7th day of December, 1977.

GAS PRODUCING ENTERPRISES, INC.

		By	/s/ AUSTIN M. O’TOOLE
AUSTIN M. O’TOOLE
Vice President

ATTEST:

[SEAL]

By	/s/ W. J. KNIGHT, JR.
W. J. KNIGHT, JR.
Assistant Secretary

6102.04

FILED

MAR 7 1980

/s/ Secretary of State
SECRETARY OF STATE

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

GAS PRODUCING ENTERPRISES, INC.

Gas Producing Enterprises, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

DOES HEREBY CERTIFY:

FIRST: That the Board of Directors of said Corporation, at a meeting duly held, adopted a resolution proposing and declaring advisable the following amendment to the Certificate of Incorporation of said corporation:

RESOLVED, that the Certificate of Incorporation of Gas Producing Enterprises, Inc. be amended by changing the first Article thereof so that, as amended, said Article shall be and read as follows:

“FIRST. The name of the Corporation is

COASTAL OIL & GAS CORPORATION.”

SECOND: That in lieu of a meeting and vote of stockholders, the sole stockholder has given its written consent to said amendment in accordance with the provisions of section 228 of the General Corporation Law of the State of Delaware.

THIRD: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of sections 242 and 228 of the General Corporation Law of the State of Delaware.

FOURTH: That the capital of the corporation will not be changed under or by reason of said amendment.

IN WITNESS WHEREOF, said Gas Producing Enterprises, Inc. has caused this certificate to be signed by Austin M. O’Toole, its Vice President and attested by John C. Simons, its Assistant Secretary this 7th day of March, 1980.

GAS PRODUCING ENTERPRISES, INC.

	By	/s/ Austin M. O’Toole
Austin M. O’Toole, Vice President

/s/ John C. Simons
John C. Simons, Assistant Secretary

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

COASTAL OIL & GAS CORPORATION

Coastal Oil & Gas Corporation, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”).

DOES HEREBY CERTIFY:

FIRST: That the Board of Directors of the corporation, by Unamious Consent in Lieu of Special Meeting, dated October 10, 1983, adopted the following resolution:

RESOLVED, that the Board of Directors of the corporation does hereby propose and declare advisable an amendment to the Certificate of Incorporation of the corporation to renumber present Article Thirteenth thereof as Article Fourteenth, and to add a new Article Thirteenth thereto, in the form submitted herewith, and directs that such amendment be submitted for approval by the sole stockholder of the corporation.

SECOND: That by Consent of sole stockholder of the corporation dated October 12, 1983, the sole stockholder gave approval to said amendment in the form approved by the Board of Directors and attached hereto as Exhibit A, in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

THIRD: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

FOURTH: That this Certificate of Amendment of the Certificate of Incorporation shall be effective upon filing with the Secretary of State of the State of Delaware.

00002

IN WITNESS WHEREOF, Coastal Oil & Gas Corporation, has caused this certificate to be signed by George L. Brundrett, Jr., its Senior Vice President, and attested by Austin M. O’Toole, its Secretary, this 13th day of October, 1983.

COASTAL OIL & GAS CORPORATION

[SEAL]	By	/s/ George L. Brundrett, Jr.
Senior Vice President

ATTEST:

/s/ Austin M. O’Toole
Secretary

STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

Before me, Rose Marie Sanchez, a Notary Public in and for the State of Texas, on this day personally appeared George L. Brundrett, Jr., known to me to be the person whose name is subscribed to the foregoing instrument, and known to me to be the Senior Vice President of the corporation named therein, and acknowledged to me that he executed said instrument for the purposes and consideration therein expressed, and as the act of said corporation.

Given under my hand and seal of office this 13th day of October, 1983.

[SEAL]

/s/ Rose Marie Sanchez
Notary Public in and for the State of Texas

00003

2

EXHIBIT A

THIRTEENTH. The following additional provisions shall govern the Board of Directors of the corporation:

a. Number. The number of directors that shall constitute the Board of Directors shall be six (6).

b. Election and Term. The Board of Directors shall be divided into three classes with the term of office of the first class expiring at the annual meeting of stockholders in 1984, of the second class expiring at the annual meeting of stockholders in 1985, and of the third class expiring at the annual meeting of stockholders in 1986.

At each annual meeting of stockholders, commencing with the annual meeting of stockholders in 1984, successors to directors of the class whose terms then expire shall be elected to hold office for a term expiring at the third succeeding annual meeting of stockholders and until their successors shall have been duly elected and qualified. When the number of directors is changed, any new y-created directorships or any decrease in directorships shall be so apportioned among the classes as to make all classes as nearly equal in number as possible.

c. Removal. Any director or the entire Board of Directors may be removed, for cause only, at a meeting of stockholders, by the holders of a majority of the shares of the corporation then entitled to vote in an election of directors. “Cause” as

00004

used herein shall mean conduct amounting to fraud, gross negligence or willful misconduct. Any vacancy resulting from such action shall be filled at a meeting of stockholders (which may be the same meeting) by the same vote.

d. Vacancies. Any vacancy in the Board of Directors, (other than a vacancy resulting from removal for cause pursuant to paragraph c. hereof), whether by death, incapacity, resignation, or otherwise, may be filled by a majority of the directors then in office (even though less than a quorum), and any director so chosen shall hold office for the balance of the term of office of the director who is succeeded.

00005

2

CERTIFICATE OF OWNERSHIP AND MERGER

MERGING

WESTERN ENTERPRISES, INC.	[SEAL]

INTO

COASTAL OIL & GAS CORPORATION

* * * * *

COASTAL OIL & GAS CORPORATION, a corporation organized and existing under the laws of Delaware,

DOES HEREBY CERTIFY:

FIRST: That this corporation was incorporated on the 20th day of April, 1964, pursuant to the General Corporation Law of the State of Delaware.

SECOND: That this corporation owns all of the outstanding shares (of each class) of the stock of Western Enterprises, Inc., a corporation incorporated on the 18th day of October, 1974, pursuant to the General Corporation Law of the State of Delaware.

THIRD: That this corporation, by the following resolutions of its Board of Directors, duly adopted by the unanimous written consent of its members, filed with the minutes of the board, on the 1st day of December, 1983, determined to and did merge into itself said Western Enterprises, Inc.

RESOLVED, that Western Enterprises, Inc., a wholly-owned subsidiary of the Company, be merged into the Company, and that the Company shall assume all liabilities and obligations of such subsidiary in connection therewith; and further

RESOLVED, that such merger shall be effective upon the date of filing with the Secretary of State of the State of Delaware; and further

RESOLVED, that the officers of the Company, and each of them, are hereby authorized and directed to make and execute a Certificate of Ownership and Merger, setting forth a copy of these resolutions and the date of adoption thereof, and to cause the same to be filed with the Secretary of State of

00002

Delaware and a certified copy recorded in the office of the Recorder of Deeds of New Castle County, and to do all acts and things whatsoever which may be necessary or proper in the discretion of such officers to effect such merger.

FOURTH: Anything herein or elsewhere to the contrary notwithstanding this merger may be amended or terminated and abandoned by the board of directors of Coastal Oil & Gas Corporation at any time prior to the date of filing the merger with the Secretary of State.

IN WITNESS WHEREOF, said Coastal Oil & Gas Corporation has caused this certificate to be signed by Austin M. O’Toole, its Vice President and Secretary and attested by John C. Simons, its Assistant Secretary, this 23rd day of December, 1983.

		By	/s/ AUSTIN M. O’TOOLE
[SEAL]			AUSTIN M. O’TOOLE
Vice President and Secretary

ATTEST:

By	/s/ JOHN C. SIMONS
JOHN C. SIMONS
Assistant Secretary

00003

2

FILED
APR 2 1985 8:30 AM
/s/ Secretary of State
SECRETARY OF STATE

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

COASTAL OIL & GAS CORPORATION

Coastal Oil & Gas Corporation, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “corporation”),

DOES HEREBY CERTIFY:

FIRST:   That the Board of Directors of the corporation, by Unanimous Consent in Lieu of Special Meeting, dated February 7, 1985, adopted the following resolution:

RESOLVED, that the Board of Directors of the corporation does hereby propose and declare advisable an amendment to the Certificate of Incorporation of the corporation to delete present Article Thirteenth thereof and renumber present Article Fourteenth thereof as Article Thirteenth, and directs that such amendment be submitted for approval by the sole stockholder of the corporation.

SECOND:   That by Consent of Sole Stockholder of the corporation dated February 15, 1985, the sole stockholder gave approval to said amendment in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

THIRD:   That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

FOURTH:   That this Certificate of Amendment of Certificate of Incorporation shall be effective upon filing with the Secretary of State of the State of Delaware.

IN WITNESS WHEREOF, Coastal Oil & Gas Corporation has caused this certificate to be signed by George L. Brundrett, Jr., its Senior Vice President, and attested by Austin M. O’Toole, its Secretary, this 27th day of March, 1985.

COASTAL OIL & GAS CORPORATION

	By	/s/ George L. Brundrett, Jr.
George L. Brundrett, Jr.
Senior Vice President

ATTEST:

/s/ Austin M. O’Toole
Austin M. O’Toole
Secretary

STATE OF TEXAS §
§
COUNTY OF HARRIS §

Before me, Phyllis D. O’Neal, a Notary Public in and for the State of Texas, on this day personally appeared George L. Brundrett, Jr., known to me to be the person whose name is subscribed to the foregoing instrument and known to me to be the Senior Vice President of the corporation named therein, and acknowledged to me that be executed said instrument for the purposes and consideration therein expressed, and as the act of said corporation.

Given under my hand and seal of office this 27th day of March, 1985.

/s/ Phyllis D. O’Neal
Notary Public in and for the State of Texas

My Commission Expires: 9/16/85

00008

2

FILED
DEC 31 1985 10 AM
/s/ Secretary of State
SECRETARY OF STATE

CERTIFICATE OF OWNERSHIP AND MERGER

MERGING

COASTAL CAMEROON ONSHORE, INC.,

COASTAL CONGO, INC.,

COASTAL INDONESIA, INC.

AND

COASTAL PAPUA NEW GUINEA EXPLORATION, INC.

INTO

COASTAL OIL & GAS CORPORATION

COASTAL OIL & GAS CORPORATION, a corporation organized and existing under the laws of Delaware,

DOES HEREBY CERTIFY:

FIRST:  That this corporation was incorporated on April 20, 1964, pursuant to the General Corporation Law of the State of Delaware.

SECOND:  That this corporation owns all of the outstanding shares of stock of COASTAL CAMEROON ONSHORE, INC., a corporation incorporated on December 29, 1977, pursuant to the General Corporation Law of the State of Delaware.

THIRD:  That this corporation owns all of the outstanding shares of stock of COASTAL CONGO, INC., a corporation incorporated on August 3, 1978, pursuant to the General Corporation Law of the State of Delaware.

FOURTH:  That this corporation owns all of the outstanding shares of stock of COASTAL INDONESIA, INC., a corporation incorporated on November 16, 1977, pursuant to the General Corporation Law of the State of Delaware.

000002

FIFTH:  That this corporation owns all of the outstanding shares of stock of COASTAL PAPUA NEW GUINEA EXPLORATION, INC., a corporation incorporated on January 18, 1980, pursuant to the General Corporation Law of the State of Delaware.

SIXTH:  That this corporation, by the following resolutions of its Board of Directors, duly adopted by the unanimous written consent of its members, filed with the minutes of the Board on December 27, 1985, determined to and did merge into itself said COASTAL CAMEROON ONSHORE, INC., COASTAL CONGO, INC., COASTAL INDONESIA, INC. and COASTAL PAPUA NEW GUINEA EXPLORATION, INC.

RESOLVED, that COASTAL OIL & GAS CORPORATION does hereby merge into itself COASTAL CAMEROON ONSHORE, INC., COASTAL CONGO, INC., COASTAL INDONESIA, INC. and COASTAL PAPUA NEW GUINEA EXPLORATION, INC., and assumes all of their liabilities and obligations; and further

RESOLVED, that the merger shall be effective upon the date of filing with the Secretary of State of Delaware; and further

RESOLVED, that the proper officers of the Company are authorized and directed to prepare and execute a Certificate of Ownership and Merger setting forth a copy of the resolutions to merge said COASTAL CAMEROON ONSHORE, INC., COASTAL CONGO, INC., COASTAL INDONESIA, INC. and COASTAL PAPUA NEW GUINEA EXPLORATION, INC. into the Company and assume all of their liabilities and obligations, and the date of adoption thereof, and to cause the same to be filed with the Secretary of State of Delaware and a certified copy recorded in the office of the Recorder of Deeds of New Castle County and to do all acts and things whatsoever, whether within or without the State of Delaware, which may be in anywise necessary or proper to effect said merger.

IN WITNESS WHEREOF, said COASTAL OIL & GAS CORPORATION has caused this certificate to be signed by Austin M. O’Toole, its

00003

2

Senior Vice President, and attested by Francis T. Kelly, its Assistant Secretary, this 27th day of December, 1985.

COASTAL OIL & GAS CORPORATION

		By	/s/ Austin M. O’Toole
Austin M. O’Toole
Senior Vice President

By	/s/ Francis T. Kelly
Francis T. Kelly
Assistant Secretary

STATE OF TEXAS )
)
COUNTY OF HARRIS )

Before me, Patricia B. Zimmerman, a Notary Public for the State of Texas, on this day personally appeared AUSTIN M. O’TOOLE, known to me to be the person whose name is subscribed to the foregoing instrument, and known to me to be the Senior Vice President of the corporation named herein, and acknowledged to me that he executed said instrument for the purposes and consideration therein expressed, and as the act of said corporation.

GIVEN UNDER MY HAND AND SEAL this 27th day of December 1985.

/s/ Patricia B. Zimmerman
Patricia B. Zimmerman
Notary Public State of Texas

Commission Expires July 10, 1989.

00004

3

FILED
Dec 1967
/s/ Secretary of State
SECRETARY OF STATE

CERTIFICATE OF OWNERSHIP AND MERGER

MERGING

BORDER EXPLORATION COMPANY

AND

SYRIAN AMERICAN OIL CORPORATION (TEXAS)

AND

COASTAL URANIUM, INC.

INTO

COASTAL OIL & GAS CORPORATION

* * * *

Coastal Oil & Gas Corporation, a corporation organized and existing under the laws of Delaware,

DOES HEREBY CERTIFY:

FIRST:   That this corporation was incorporated on April 20, 1964, pursuant to the General Corporation Law of the State of Delaware.

SECOND:   That this corporation owns all of the outstanding shares of the stock of Border Exploration Company, a corporation incorporated on July 7, 1978, pursuant to the Business Corporation Act of the State of Texas.

THIRD:   That this corporation owns all of the outstanding shares of the stock, of Syrian American Oil Corporation (Texas), a corporation incorporated on August 9, 1977, pursuant to the Business Corporation Act of the State of Texas.

FOURTH:   That this corporation owns all of the outstanding shares of the stock of Coastal Uranium, Inc., a corporation incorporated on July 20, 1979, pursuant to the Business Corporation Act of the State of Texas.

FIFTH:   That this corporation, by the following resolutions of its Board of Directors, duly adopted by the unanimous written consent of its members, filed with the minutes of the board on the 29th day of December, 1987, determined to and did merge into itself said Border Exploration Company, Syrian American Oil Corporation (Texas), and Coastal Uranium, Inc.:

RESOLVED, that Coastal Oil & Gas Corporation shall and it hereby does merge into itself Border Exploration Company, Syrian American Oil Corporation (Texas), and Coastal Uranium, Inc. and assumes all of their obligations; and further

RESOLVED, that the merger shall become effective at the close of business on December 31, 1987; and further

RESOLVED, that the proper officers of this corporation be and they hereby are authorized to prepare and to execute a Certificate of Ownership and Merger setting forth a copy of the resolutions to merge Border Exploration Company, Syrian American Oil Corporation (Texas), and Coastal Uranium, Inc. and assume their liabilities and obligations, and the date of adoption thereof, and to cause the same to be filed with the Delaware Secretary of State and a certified copy recorded in the office of the Recorder of Deeds of New Castle County, Delaware and to do all acts and things whatsoever, whether within or without the State of Delaware, which may be in anywise necessary or proper to effect said merger.

IN WITNESS WHEREOF, said Coastal Oil & Gas Corporation has caused this certificate to be signed by Austin M. O’Toole, its Senior Vice President, and attested by Jay L. Gallia, its Assistant Secretary, this 30th day of December, 1987.

COASTAL OIL & GAS CORPORATION

		By:	/s/ Austin M. O’Toole
Austin M. O’Toole
Senior Vice President
[SEAL]
ATTEST:

By:	/s/ Jay L. Gallia
Jay L. Gallia
Assistant Secretary

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

COASTAL OIL & GAS CORPORATION (the “Company”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

FIRST: That the Board of Directors of the Company, by the unanimous written consent of its members, filed with the minutes of the Board, adopted a resolution proposing and declaring advisable the following amendment to the Certificate of Incorporation of the Company:

RESOLVED that it is deemed advisable that the Certificate of Incorporation of this Company be amended, and that said Certificate of Incorporation be so amended, by changing the Article thereof numbered “FIRST,” so that, as amended, said Article shall be and read as follows:

“FIRST. The name of the corporation is El Paso Production Oil & Gas Company.”

SECOND: That in lieu of a meeting and vote of stockholders, the stockholders entitled to vote have given unanimous written consent to said amendment in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

THIRD: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Sections 242 and 228 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said COASTAL OIL & GAS CORPORATION has caused this certificate to be signed on its behalf by a Vice President and attested by an Assistant Secretary, this 9th day of March 2001.

COASTAL OIL & GAS CORPORATION

/s/ David L. Siddall
David L. Siddall
Vice President

Attest:
STATE OF DELAWARE
SECRETARY OF STATE
/s/ Margaret E. Roark	DIVISION OF CORPORATIONS
Margaret E. Roark, Assistant Secretary	FILED 11:00 AM 03/09/2001
010118394 – 0610204

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 10:00 AM 10/31/2002
020670276 – 0610204

CERTIFICATE OF MERGER

of

COASTAL BORDER GAS SALES, INC.

a Texas corporation

into

EL PASO PRODUCTION OIL & GAS COMPANY

a Delaware Corporation

The undersigned corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

DOES HEREBY CERTIFY:

FIRST: That the name and state of incorporation of each of the constituent corporations of the merger are as follows:

Name	State of Incorporation

Coastal Border Gas Sales, Inc.	Texas
El Paso Production Oil & Gas Company	Delaware

SECOND: That an Agreement and Plan of Merger among the parties to the merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations and their respective members in accordance with the requirements of Section 252 of the General Corporation Law of the State of Delaware.

THIRD: That name of the surviving corporation is El Paso Production Oil & Gas Company.

FOURTH: That the existing certificate of incorporation of El Paso Production Oil & Gas Company, a Delaware corporation, shall be the certificate of incorporation of the surviving corporation.

FIFTH: That the executed Agreement and Plan of Merger is on file at the principal place of business of the surviving corporation. The address of the principal place of business of the surviving corporation is 1001 Louisiana, Houston, Texas 77002.

SIXTH: That a copy of the Agreement and Plan of Merger will be furnished by the surviving corporation, on request and without cost, to any member of any constituent corporation.

SEVENTH: That all liabilities and obligations of Coastal Border Gas Sales, Inc., be and they hereby are, assumed by the surviving corporation.

EIGHTH: The authorized capital stock of each foreign corporation which is a party to the merger is as follows:

		Authorized Number	Par Value
Corporation	Class	of Shares	per Share

Coastal Border Gas Sales, Inc., a Texas corporation	Common	1,000	$1.00

NINTH: That this Certificate of Merger shall be effective on the 31st day of October 2002.

IN WITNESS WHEREOF, the undersigned has caused this Certificate to be executed by its duly executed officer this 31st day of October 2002.

EL PASO PRODUCTION OIL & GAS COMPANY

		By:	/s/ David L. Siddall
David L. Siddall
Vice President

Attest:

By:	/s/ Margaret E. Roark
Margaret E. Roark, Assistant Secretary

State of Delaware
Secretary of State
Division of Corporations
Delivered 10:26 AM 08/27/2003
FILED 10:19 AM 08/27/2003
SRV 030556306 – 0610204 FILE

CERTIFICATE OF MERGER

merging

EL PASO JAVELINA, L.L.C.

and

EL PASO JAVELINA GP, L.L.C.

into

EL PASO PRODUCTION OIL & GAS COMPANY

Pursuant to Section 264 of the General

Corporation Law of the State of Delaware (“GCLD”)

and Section 18-209 of the

Delaware Limited Liability Company Act (“DLLCA”)

El Paso Production Oil & Gas Company, a Delaware corporation (the “Company”), for the purpose of merging El Paso Javelina, L.L.C. and El Paso Javelina GP, L.L.C., each a Delaware limited liability company (the “Subsidiaries”) with and into the Company, does hereby certify as follows:

FIRST: That the name and state of incorporation or formation of each constituent entity of the merger is as follows:

Name	State of Incorporation

El Paso Javelina, L.L.C.	Delaware
El Paso Javelina GP, L.L.C.	Delaware
El Paso Production Oil & Gas Company	Delaware

SECOND: An Agreement of Merger (the “Merger Agreement”), has been approved, adopted, certified, executed, and acknowledged by each of the constituent entities to the Merger in accordance with Section 264(c) of the GCLD and Section 18-209 of the DLLCA.

THIRD: The name of the surviving entity is El Paso Production Oil & Gas Company.

FOURTH: The existing Certificate of Incorporation of the Company shall be the Certificate of Incorporation of the surviving entity.

FIVE: The effective date of the Merger shall be on August 31, 2003.

SIXTH: An executed copy of the Merger Agreement is on file at the place of business of El Paso Production Oil & Gas Company, 1001 Louisiana Street, Houston, Texas 77002.

SEVENTH: A copy of the Merger Agreement will be furnished upon request and without cost to any member of the Subsidiaries, or to any stockholder of the Company.

IN WITNESS WHEREOF, said El Paso Production Oil & Gas Company, has caused this certificate to be signed by David L. Siddall, its Vice President, and attested by Stacy J. James, its Assistant Secretary, on this 27th day of August 2003.

EL PASO PRODUCTION OIL & GAS COMPANY

		By:	/s/ David L. Siddall
David L. Siddall
Vice President

Attest:

By:	/s/ Stacy J James
Stacy J James, Assistant Secretary

State of Delaware
Secretary of State
Division of Corporations
Delivered 10:26 AM 08/27/2003
FILED 10:26 AM 08/27/2003
SRV 030556327 – 0610204 FILE

CERTIFICATE OF OWNERSHIP AND MERGER

merging

EL PASO DRILLING COMPANY

into

EL PASO PRODUCTION OIL & GAS COMPANY

(Pursuant to Section 253 of the General Corporation Law of the State of Delaware.)

El Paso Production Oil & Gas Company, a Delaware corporation (the “Company”), for the purpose of merging El Paso Drilling Company, a Delaware corporation (the “Subsidiary”) with and into the Company, does hereby certify as follows:

FIRST: That the name and state of incorporation of each constituent corporation of the merger is as follows:

Name	State of Incorporation

El Paso Drilling Company	Delaware

El Paso Production Oil & Gas Company	Delaware

SECOND: That the Company owns all of the outstanding shares of each class of the capital stock of the Subsidiary.

THIRD: Attached hereto as Exhibit A is a true and correct copy of the resolutions adopted by the Company’s Board of Directors dated as of the 27th day of August 2003, pursuant to which the Company determined to merge into itself the Subsidiary on the conditions set forth in such resolutions.

FOURTH: That this Certificate of Ownership and Merger and the mergers contemplated hereby shall be effective on August 31, 2003.

IN WITNESS WHEREOF, said El Paso Production Oil & Gas Company, has caused this certificate to be signed by David L. Siddall, its Vice President, and attested by Margaret E. Roark, its Assistant Secretary, this 27th day of August 2003.

EL PASO PRODUCTION OIL & GAS COMPANY

By:	/s/ David L. Siddall
David L. Siddall
Vice President

Attest:

By:	/s/ Margaret E. Roark
Margaret E. Roark, Assistant Secretary

EXHIBIT A

WHEREAS, this Company is the owner of all of the issued and outstanding shares of common stock of El Paso Drilling Company, a Delaware corporation (the “Subsidiary”);

WHEREAS, this Company desires to merge the Subsidiary with and into itself and to possess all of the estate, property, rights, privileges and franchises of the Subsidiary; and

WHEREAS, the Board of Directors of this Company believes it is in the best interest of this Company to merge the Subsidiary with and into itself;

NOW, THEREFORE, BE IT RESOLVED that this Company merge the Subsidiary with and into itself, that the separate existence of the Subsidiary cease on the Effective Date, and that this Company, as the surviving Company of the merger pursuant to Section 253 of the General Corporation Law of the State of Delaware (the “DGCL”), continue to exist by virtue of and be governed by the laws of the State of Delaware (such actions, collectively, being called the “Merger”).

RESOLVED that the Merger be, and hereby is, approved.

RESOLVED that the Merger shall be effective on August 31, 2003 (such date being referred to herein as the “Effective Date”).

RESOLVED that, on the Effective Date, this Company, without further action, as provided by the laws of the State of Delaware, succeed to and possess all the rights, privileges, powers, and franchises, of a public as well as of a private nature, of the Subsidiary; and all property, real, personal and mixed, and all debts due on whatsoever account, including subscriptions to shares, and all other choses in action, and all and every other interest, of or belonging to or due to the Subsidiary shall be vested in this Company without further act or deed; and all property, rights, privileges, powers and franchises, and all and every other interest shall thereafter be as effectively the property of this Company as they were of the Subsidiary; and the title to any real estate, or any interest therein, vested in this Company or the Subsidiary by deed or otherwise shall not revert or be in any way impaired by reason of the Merger. This Company shall thereafter be responsible and liable for all debts, liabilities, and duties of the Subsidiary, which may be enforced against this Company to the same extent as if those debts, liabilities, and duties had been incurred or contracted by this Company. Neither the rights of creditors nor any liens upon the property of the Subsidiary or this Company shall be impaired by the Merger.

RESOLVED that, on the Effective Date, each share of common stock of the Subsidiary be cancelled.

RESOLVED that any officer of this Company be, and each of them hereby is, authorized and directed to execute and acknowledge in the name and on behalf of this Company a Certificate of Ownership and Merger setting forth, among other things, a copy of these resolutions and the date of their adoption; and that each such officer is hereby authorized and directed to cause the executed Certificate of Ownership and Merger to be filed in the Office of the Secretary of State of the State of Delaware and to cause certified copies of that Certificate to be recorded in the Offices of the Recorder of Deeds of the appropriate counties, all in accordance with Sections 103 and 253 of the DGCL.

RESOLVED that the proper officers be, and each of them hereby is, authorized and empowered, in the name and on behalf of this Company, or any subsidiary of this Company, to do and perform, or cause to be done and performed, all such acts, deeds and things, to make, execute, and deliver, or cause to be made, executed, and delivered, all such agreements, guaranties, notes, evidences of borrowings, undertakings, documents, instruments and certificates as each such officer may deem necessary or appropriate to effectuate and carry out fully the purpose and intent of the foregoing resolutions.

RESOLVED that at any time prior to the Effective Date, the Board of Directors of this Company may terminate the Merger and if, at the time of such termination, a Certificate of Ownership and Merger has been filed with the Secretary of State of the State of Delaware, any officer of this Company be, and each of them hereby is, authorized and directed to execute and acknowledge in the name and on behalf of this Company a Certificate of Termination.

RESOLVED that any and all actions heretofore taken by any officer of this Company or any subsidiary of this Company, in connection with the foregoing resolutions be, and hereby are, ratified and approved.

State of Delaware
Secretary of State
Division of Corporations
Delivered 09:01 AM 09/26/2003
FILED 09:15 AM 09/26/2003
SRV 030619855 – 0610204 FILE

CERTIFICATE OF MERGER

merging

EL PASO COGR I, L.L.C.

and

EL PASO COGR IV, L.L.C.

into

EL PASO PRODUCTION OIL & GAS COMPANY

Pursuant to Section 264 of the General

Corporation Law of the State of Delaware (“GCLD”)

and Section 18-209 of the

Delaware Limited Liability Company Act (“DLLCA”)

El Paso Production Oil & Gas Company (the “Company”), a Delaware corporation, for the purpose of merging El Paso COGR I, L.L.C., and El Paso COGR IV, L.L.C., each a Delaware limited liability company, with and into the Company, does hereby certify as follows:

FIRST: That the name and state of incorporation and formation of each constituent entities of the merger is as follows:

Name	State of Incorporation

El Paso COGR I, L.L.C.	Delaware
El Paso COGR IV, L.L.C.	Delaware
El Paso Production Oil & Gas Company	Delaware

SECOND: An Agreement of Merger dated September 26, 2003 (the “Merger Agreement”), has been approved, adopted, certified, executed, and acknowledged by each of the constituents entities to the Merger in accordance with Section 264(c) of the GCLD and Section 18-209 of the DLLCA.

THIRD: The name of the surviving entity is El Paso Production Oil & Gas Company.

FOURTH: The existing Certificate of Incorporation of the Company shall be the Certificate of Incorporation of the surviving entity.

FIVE: The effective time of the Merger shall be on September 30, 2003.

SIXTH: An executed copy of the Merger Agreement is on file at the place of business of El Paso Production Oil & Gas Company, 1001 Louisiana Street, Houston, Texas 77002.

SEVENTH: A copy of the Merger Agreement will be furnished upon request and without cost to any member of the constituent entities or to any stockholder of the Company.

IN WITNESS WHEREOF, said El Paso Production Oil & Gas Company, has caused this certificate to be signed by David L. Siddall, its Vice President, and attested by Margaret E. Roark, its Assistant Secretary, this 26th day of September 2003.

EL PASO PRODUCTION OIL & GAS COMPANY

By:	/s/ David L. Siddall
David L. Siddall
Vice President

Attest:

By:	/s/ Margaret E. Roark
Margaret E. Roark, Assistant Secretary

State of Delaware
Secretary of State
Division of Corporations
Delivered 01:45 PM 06/17/2004
FILED 12:08 PM 06/17/2004
SRV 040447602 – 0610204 FILE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

EL PASO PRODUCTION OIL & GAS COMPANY

Pursuant to Sections 242 and 245 of the

General Corporation Law of the State of Delaware

El Paso Production Oil & Gas Company (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

1.                                       The name of the Corporation is El Paso Production Oil & Gas Company. The Corporation was originally incorporated on April 20, 1964, under the name Coastal States Enterprises, Inc. The name of the Corporation was changed on February 13, 1969 to Gas Producing Enterprises, Inc. The name was changed on March 7, 1980 to Coastal Oil & Gas Corporation. The Certificate of Incorporation was amended on October 14, 1983 renumbering Article Thirteen to Article Fourteen. The Certificate of Incorporation was amended on April 2, 1985, deleting Article Thirteen and renumbering Article Fourteen to Article Thirteen. The Corporation changed its name on March 9, 2001 to El Paso Production Oil & Gas Company.

2.                                       This Amended and Restated Certificate of Incorporation restates and further amends the Certificate of Incorporation of the Corporation and has been adopted and approved in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware. Stockholder approval of this Restated Certificate of Incorporation was given by unanimous written consent of the stockholders of the Corporation in accordance with Section 228 of the General Corporation Law of the State of Delaware.

3.                                       The text of the Certificate of Incorporation, as heretofore amended, is hereby amended and restated to read in its entirety as follows:

FIRST:  The name of the corporation is El Paso Production Oil & Gas Company.

SECOND:  The address of the Corporation’s registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, City of Wilmington, New Castle County, Delaware 19801, and the name of its registered agent at the above address is The Corporation Trust Company.

THIRD:  The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

FOURTH:  The total number of shares of stock the corporation shall have authority to issue is five hundred (500) shares of common stock with a par value of one thousand dollars ($1,000.00) per share.

Shares of stock of this corporation whether with or without par value, of any class or classes hereby or hereafter authorized, may be issued by this corporation from time to time for such consideration permitted by law as may be fixed from time to time by the Board of Directors.

FIFTH:  Unless required by the By-laws, the election of the Board of Directors need not be by written ballot.

SIXTH:  The Board of Directors of this corporation is expressly authorized to make, alter, or repeal the By-laws of the corporation, but the stockholders may make additional By-laws and may alter or repeal any By-law whether or not adopted by them.

SEVENTH:  No director of the Corporation shall be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, for any act or omission, except that a director may be liable (i) for breach of the director’s duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware, or (iv) for any transaction from which the director derived an improper personal benefit. If the General Corporation Law of the State of Delaware is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of the directors shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware, as so amended. The elimination and limitation of liability provided herein shall continue after a director has ceased to occupy such position as to acts or omissions occurring during such director’s term or terms of office. Any amendment, repeal or modification of this Article Seventh shall not adversely affect any right of protection of a director of the Corporation existing at the time of such repeal or modification.

2

IN WITNESS WHEREOF, El Paso Production Oil & Gas Company has caused this Amended and Restated Certificate of Incorporation to be signed by a duly authorized officer this 17th day of June 2004.

EL PASO PRODUCTION OIL & GAS COMPANY

By:	/s/ Lisa A. Stewart
Lisa A. Stewart
President

3

State of Delaware
Secretary of State
Division of Corporations
Delivered 09:25 PM 12/28/2005
FILED 09:27 PM 12/28/2005
SRV 051069281 – 0610204 FILE

CERTIFICATE OF MERGER

of

EL PASO PRODUCTION SERVICE COMPANY,

a Delaware corporation

with and into

EL PASO PRODUCTION OIL & GAS COMPANY,

a Delaware corporation

The undersigned corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

DOES HEREBY CERTIFY:

FIRST: That the name and state of incorporation of each of the constituent corporations of the merger are as follows:

Name	State of Incorporation
El Paso Production Service Company	Delaware
El Paso Production Oil & Gas Company	Delaware

SECOND: That an Agreement and Plan of Merger among the parties to the merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the requirements of subsection (c) of Section 251 of the General Corporation Law of the State of Delaware.

THIRD: That the name of the surviving corporation is El Paso Production Oil & Gas Company.

FOURTH: That the existing certificate of incorporation of El Paso Production Oil & Gas Company shall be the certificate of incorporation of the surviving corporation.

FIFTH: That the executed Agreement and Plan of Merger is on file at the principal place of business of the surviving corporation. The address of the principal place of business of the surviving corporation is 1001 Louisiana, Houston, Texas 77002.

SIXTH: That a copy of the Agreement and Plan of Merger will be furnished by the surviving corporation, on request and without cost, to any stockholder of any constituent corporation.

SEVENTH: That this Certificate of Merger shall be effective at 9:30 a.m., Eastern Standard Time, on December 31, 2005.

IN WITNESS WHEREOF, said El Paso Production Oil & Gas Company has caused this certificate to be signed by Lisa A. Stewart, its President, and attested by Margaret E. Roark, one of its Assistant Secretaries, this 28th day of December 2005.

EL PASO PRODUCTION OIL & GAS COMPANY

By:	/s/ Lisa A. Stewart
Lisa A. Stewart
President

Attest:

By:	/s/ Margaret E. Roark
Margaret E. Roark, Assistant Secretary

2

State of Delaware
Secretary of State
Division of Corporations
Delivered 09:17 PM 06/09/2006
FILED 09:08 PM 06/09/2006
SRV 060562343 – 0610204 FILE

CERTIFICATE OF AMENDMENT

OF

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

EL PASO PRODUCTION OIL & GAS COMPANY (the “Company”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

FIRST: That the Board of Directors of the Company (the “Board”), by written consent filed with the minutes of the Board, adopted a resolution proposing and declaring advisable the following amendment to the Amended and Restated Certificate of Incorporation of the Company:

RESOLVED that it is deemed advisable that effective at 10:45 a.m., Eastern Daylight Time, on June 30, 2006, the Second Amended and Restated Certificate of Incorporation of this Company be amended by changing the Article thereof numbered “FIRST:” so that, as amended, said Article shall be and read as follows:

“FIRST: The name of the Corporation is El Paso Exploration & Production Management, Inc.”

SECOND: That in lieu of a meeting and vote of stockholders, the sole stockholder entitled to vote has given written consent to said amendment in accordance with, the provisions of Section 228 of the General Corporation Law of the State of Delaware.

THIRD: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Sections 242 and 228 of the General Corporation Law of the State of Delaware.

FOURTH: That in accordance with the aforesaid amendment, the effective time and date of this Certificate of Amendment are 10:45 a.m., Eastern Daylight Time, on June 30, 2006.

IN WITNESS WHEREOF, said EL PASO PRODUCTION OIL & GAS COMPANY has caused the foregoing Certificate of Amendment to be signed on its behalf by its President and attested by an Assistant Secretary, this 31st day of May, 2006.

EL PASO PRODUCTION OIL & GAS COMPANY

/s/ Lisa A. Stewart
Lisa A. Stewart
President

Attest:

/s/ Margaret E. Roark
Margaret E. Roark, Assistant Secretary

2

CERTIFICATE OF MERGER

of

SANDBAR PETROLEUM COMPANY,

a Delaware corporation

into

EL PASO EXPLORATION & PRODUCTION MANAGEMENT, INC.,

a Delaware corporation

The undersigned corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

DOES HEREBY CERTIFY:

FIRST: That the name and state of incorporation of each of the constituent corporations of the merger are as follows:

Name	State of Incorporation:
Sandbar Petroleum Company	Delaware
El Paso Exploration & Production Management, Inc.	Delaware

SECOND: That an Agreement and Plan of Merger among the parties to the merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the requirements of subsection (c) of Section 251 of the General Corporation Law of the State of Delaware.

THIRD: That the name of the surviving corporation is El Paso Exploration & Production Management, Inc.

FOURTH: That the existing certificate of incorporation of El Paso Exploration & Production Management, Inc. shall be the certificate of incorporation of the surviving corporation.

FIFTH: That the executed Agreement and Plan of Merger is on file at the principal place of business of the surviving corporation. The address of the principal place of business of the surviving corporation is 1001 Louisiana Street, Houston, Texas 77002.

State of Delaware
Secretary of State
Division of Corporations
Delivered 06:10 PM 06/30/2010
FILED 05:47 PM 06/30/2010
SRV 100707032 – 0610204 FILE

SIXTH: That a copy of the Agreement and Plan of Merger will be furnished by the surviving corporation, on request and without cost, to any stockholder of any constituent corporation.

SEVENTH: That this Certificate of Merger shall be effective on June 30, 2010.

IN WITNESS WHEREOF, said El Paso Exploration & Production Management, Inc. has caused this certificate to be signed by Francis C. Olmsted III, its Vice President, and attested by Joyce Allen-Dennis, its Assistant Secretary this 24th day of June, 2010.

EL PASO EXPLORATION & PRODUCTION MANAGEMENT, INC.

By:	/s/ Francis C. Olmsted III
Name:	Francis C. Olmsted III
Title:	Vice President

Attest:

By:	/s/ Joyce Allen-Dennis
Joyce Allen-Dennis, Assistant Secretary

State of Delaware
Secretary of State
Division of Corporations
Delivered 04:39 PM 05/21/2012
FILED 04:39 PM 05/21/2012
SRV 120601759 – 0610204 FILE

CERTIFICATE OF CONVERSION

FROM A CORPORATION TO A

LIMITED LIABILITY COMPANY

PURSUANT TO SECTION 266

OF THE DELAWARE

GENERAL CORPORATION LAW

AND SECTION 18-214 OF THE

DELAWARE LIMITED LIABILITY COMPANY ACT

This Certificate of Conversion of El Paso Exploration & Production Management, Inc. (the “Corporation”) is being duly executed and filed by an authorized person of the Corporation to convert the Corporation to a Delaware limited liability company in accordance with Section 266 of the Delaware General Corporation Law (the “DGCL”) and Section 18-214 of the Delaware Limited Liability Company Act (the “DLLCA”).

1.             The name of the Corporation set forth in its original Certificate of Incorporation was:

Coastal States Enterprises, Inc.

2.             The name of the Corporation immediately prior to filing this Certificate of Conversion was:

El Paso Exploration & Production Management, Inc.

3.                                       The jurisdiction of the Corporation immediately prior to filing this Certificate of Conversion was:

Delaware

4.             The jurisdiction where the Corporation was first created is:

Delaware

5.             The date the Certificate of Incorporation of the Corporation was filed is:

April 20, 1964

6.                                      The name of the limited liability company (the “LLC”) as set forth in its Certificate of Formation is:

EP Energy Management, L.L.C.

7.                                       This conversion has been approved in accordance with the provisions of Section 266 of the DGCL and Section 18-214 of the DLLCA.

8.                                       This Certificate of Conversion shall be effective at 12:01 a.m. Eastern Time on May 24, 2012.

IN WITNESS WHEREOF, this Certificate of Conversion has been executed by an authorized person of the Corporation on the 18th day of May, 2012.

By:	/s/ Joseph C. James
Joseph C. James
Authorized Person

2

State of Delaware
Secretary of State
Division of Corporations
Delivered 04:39 PM 05/21/2012
FILED 04:39 PM 05/21/2012
SRV 120601759 – 0610204 FILE

CERTIFICATE OF FORMATION

OF

EP ENERGY MANAGEMENT, L.L.C.

This Certificate of Formation of EP Energy Management, L.L.C. (the “LLC”) dated as of May 18, 2012, is being duly executed and filed by the undersigned, as an authorized person, to form a limited liability company under the Delaware Limited Liability Company Act, 6 Del. C.§§ 18-101, et. seq.

FIRST: The name of the LLC formed hereby is:

EP Energy Management, L.L.C.

SECOND: The address of the registered office of the LLC in the State of Delaware is:

Corporation Trust Center

1209 Orange Street

New Castle County

Wilmington, Delaware 19801

THIRD: The name and address of the registered agent for service of process on the LLC in the State of Delaware are:

The Corporation Trust Company

Corporation Trust Center

1209 Orange Street

New Castle County

Wilmington, Delaware 19801

FOURTH: The Certificate of Formation shall be effective at 12:01a.m. Eastern Time on May 24, 2012.

IN WITNESS WHEREOF, the undersigned has caused this Certificate of Formation to be executed, this 18th day of May, 2012.

/s/ Joseph C. James
Joseph C. James
Authorized Person